Exhibit 10.1

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), is made as of this 2nd day of February, 2009, by and between:

Digirad Imaging Solutions, Inc., a Delaware corporation with offices at 13950 Stowe Dr., Poway, California, 92064 (“DIS”, being referred to from time to time as the “Seller”),

MD Office Solutions, a California corporation (the “Buyer”), and

Digirad Corporation, solely with respect to specific representations and covenants made by Digirad Corporation herein.

W I T N E S S E T H:

WHEREAS, DIS owns certain assets and has such contractual and business relationships which it uses in connection with solid-state medical imaging business and activities in the Territory (the “Business”).

WHEREAS, the Seller desires to sell, and the Buyer desires to purchase certain assets of DIS for the consideration and upon the terms and conditions set forth in this Agreement and the exhibits hereto.

WHEREAS, concurrently with the execution of this Agreement, the Buyer and Seller shall enter into (i) a License Agreement of even date herewith (the “License Agreement”); (ii) a Bill of Sale, Assignment and Assumption Agreement, in substantially the forms attached hereto as Exhibit A and Exhibit B (the “Bill of Sale” and “Assignment and Assumption Agreement”); (iii) two promissory notes of even date herewith (the “Notes”); and (iv) a service contract for each camera purchased, in substantially the forms previously provided to Buyer (each, a “Service Contract”).

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained for good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

PURCHASE AND SALE OF ASSETS

1.1    Purchased Assets. Subject to the terms and conditions hereof, at the Closing, the Seller shall assign, convey, sell, and/or transfer to Buyer, and Buyer shall purchase or be assigned all the Seller’s rights in and to the following assets (the “Purchased Assets”):

(a)    all tangible property set forth on Schedule 1.1(a); and

(b)    the contracts to which DIS is a party listed on Schedule 1.1(b) (the “DIS Contracts”).

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1.2    [***]

ARTICLE 2

PURCHASE PRICE AND PAYMENT

2.1    Purchase Price. The Buyer agrees to pay [***]

2.2    (the “Purchase Price”) payable as follows:

(a)    [***] by wire transfer of immediately available funds;

(b)    A secured promissory note in the principal amount of [***] (“Note A”); and

(c)    A secured promissory note in the principal amount of [***] (“Note B”)

2.2    Note A Terms. Note A shall bear interest at a rate of [***]% per year, which shall begin to accrue on the Closing Date. Payments on Note A shall be due in cash monthly beginning on [***], and shall be payable in [***] equal monthly installments, [***]. Note A shall be secured by the Collateral (as defined in the Security Agreement). [***]

2.3    Note B Terms. Note B shall bear interest at a rate of [***]% per year, which shall begin to accrue on the Closing Date. Payments on Note B shall be due in cash monthly beginning on [***], and shall be payable in [***] equal monthly installments, [***]. Note B shall be secured by the Collateral. [***].

ARTICLE 3

CLOSING

3.1    Time and Place of Closing. The closing of the purchase and sale of the Purchased Assets (the “Closing”) pursuant to this Agreement shall take place on or before February 2, 2009. The Closing shall be held at the offices of Digirad Corporation, commencing at 10:00 A.M., local time or at such other date, time or place as may be agreed to by Buyer and the Seller (the “Closing Date”).

3.2    Deliveries at the Closing. At the Closing, in addition to the other actions contemplated elsewhere herein:

(a)    Seller shall deliver, or cause to be delivered, to Buyer the following:

(i)    the License Agreement, duly executed by Seller;

(ii)    the Bill of Sale, Assignment and Assumption Agreement, duly executed by Seller;

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(iii)    the Service Contracts, duly executed by Seller;

(iv)    copies of the resolutions of the Board of Directors of Digirad Corporation and DIS authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments referred to herein;

(v)    pink slips for [***] vans (which shall be provided after the Closing as soon as they are available);

(vi)    those closing deliverables set forth in Section 7.1; and

(vii)    such other documents and instruments as Buyer may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

(b)    Buyer shall deliver, or shall cause to be delivered, to Seller the items described below:

(i)    the License Agreement, duly executed by Buyer;

(ii)    the Bill of Sale, Assignment and Assumption Agreement, duly executed by Buyer;

(iii)    the Service Contracts, duly executed by Buyer;

(iv)    the Notes, duly executed by Buyer;

(v)    the Security Agreement of even date herewith;

(vi)    the cash portion of the Purchase Price to DIS in cash or immediately available funds; and

(vii)    such other documents and instruments as Seller may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES REGARDING SELLER

As of the date hereof and as of the Closing Date, the Seller hereby represents and warrants to Buyer, subject to such exceptions as are specifically disclosed in writing (and that reference the specific representation that they qualify) in the disclosure letter supplied by the Seller to Buyer dated as of the date hereof and certified by a duly authorized officer of the Seller (the “Seller Disclosure Schedule”), as follows:

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4.1    Organization and Good Standing. The Seller is a corporation duly established, validly existing and in good standing under the laws of the in which it is incorporated and has the power and authority to carry on the Business as presently conducted, to own the assets which it owns and to perform its obligations hereunder. The Seller is duly qualified and in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Material adverse effect on such Seller.

4.2    Power and Authorization. The Seller has full legal right, power and authority to enter into and perform its obligations under this Agreement and under the other agreements and documents (the “Seller Transaction Documents”) required to be delivered by it prior to or at the Closing. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms. When executed and delivered as contemplated herein, each of the Seller Transaction Documents to which it is a party shall constitute the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

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4.3    Condition of Purchased Assets. Each of the Purchased Assets is in good working order and Seller is not aware of any damage or defects in any of the Purchased Assets not detectable through visual inspection.

4.4    Consents. [***]. No consent or approval of, or registration, notification, filing and/or declarations with, any court, government or governmental agency or instrumentality, creditor, lessor, customer or other person are required to be given or made by Seller or Buyer in connection with the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated herein.

4.5    Litigation. There is no action, suit, proceeding at law or in equity, or any arbitration or any administrative or other proceeding by or before, or, to the knowledge of the Seller, any investigation by, any governmental or other instrumentality or agency, pending, or, to the knowledge of the Seller, threatened, against or affecting the Purchased Assets.

4.6    DIS Contracts. Each of the DIS Contracts is currently in effect, not in breach and is enforceable in accordance with its terms. Each of the DIS Contracts is assignable by its terms without customer approval. To Seller’s Knowledge, there have been no oral or written amendments to any of the DIS Contracts that have not been disclosed to Buyer. Seller has made available to Buyer a true and correct copy of each DIS Contract, as amended through the Closing Date.

4.7    No Conflicts.

(a)    The execution, delivery and performance of this Agreement and the Seller Transaction Documents by the Seller do not and will not (with or without the passage of time or the giving of notice):

(i)    violate or conflict with the organizational documents of the Seller, or any law, statute, regulation, permit, license, certificate, judgment, order, award or other decision or requirement of any arbitrator, court, government or governmental agency or instrumentality (collectively, “Laws”) binding upon such Seller; or

(ii)    result in, require or permit the creation or imposition of any claim, lien, pledge, charge, security interest, equitable interest, option, mortgage, right of first refusal, condition, restriction of any kind, including any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership, or other encumbrance of any nature whatsoever (collectively, “Encumbrances”) of any nature upon any Purchased Asset.

(b)    There are no judicial, administrative or other governmental actions, proceedings or investigations pending or, to the Seller’s Knowledge, threatened, that question any of the transactions contemplated by, or the validity of, this Agreement or any of the other agreements or instruments contemplated hereby or which, if adversely determined, would have an adverse effect upon the ability of the Seller to enter into or perform its obligations under this Agreement. The Seller has not received any request from any governmental agency or instrumentality for information with respect to the transactions contemplated hereby and has no obligation to obtain any governmental approval or consent.

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4.8    Title. The Seller has good title to the Purchased Assets owned by it free and clear of any Encumbrance and all Purchased Assets owned by the Seller is in the possession or under the control of the Seller.

4.9    Full Disclosure. The information contained in the Schedules attached hereto and all written information provided to Buyer in the course of Buyer’s due diligence is true and correct. To the Seller’s Knowledge, there is no fact that materially and adversely affects the Business or the Purchased Assets which has not been set forth in this Agreement or in the schedules, exhibits, certificates or statements in writing furnished in connection with the transactions contemplated by this Agreement.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Seller as of the date of this Agreement as follows:

5.1    Organization and Good Standing. Buyer is a corporation duly organized and in good standing under the laws of California and has all the requisite power and authority as a corporation to carry on its business as presently conducted, to own and lease the assets which it owns and leases and to perform its obligations hereunder.

5.2    Power and Authorization. Buyer has the full legal right, power and authority as a corporation to enter into and perform its obligations under this Agreement and under the other agreements and documents required to be delivered by it prior to or at the Closing (the “Buyer Transaction Documents”). The execution, delivery and performance by Buyer of this Agreement and the Buyer Transaction Documents have been duly authorized by all necessary action as a corporation. This Agreement has been duly and validly executed and delivered by Buyer. This Agreement constitutes, and when executed and delivered as contemplated herein, each of the Buyer Transaction Documents shall constitute, the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

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5.3    No Conflicts.

(a)    The execution, delivery and performance of this Agreement and the Buyer Transaction Documents do not and will not (with or without the passage of time or the giving of notice):

(i)    violate or conflict with Buyer’s organizational documents or any law binding upon Buyer; or

(ii)    violate or conflict with, result in a breach of, or constitute a default or otherwise cause any loss of benefit under any agreement or other obligation to which Buyer is a party.

(b)    No consents or approvals of, or registrations, notifications, filings and/or declarations with, any court, government or governmental agency or instrumentality, creditor, lessor or other person are required to be given or made by Buyer in connection with the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated herein, other than such as have been obtained or made or which the failure to obtain would not have a Material adverse affect on Buyer’s ability to consummate the transactions contemplated herein and therein.

(c)    There are no judicial, administrative or other governmental actions, proceedings or investigations pending or, to the Buyer’s Knowledge, threatened, that question any of the transactions contemplated by, or the validity of, this Agreement or any of the other agreements or instruments contemplated hereby or which, if adversely determined, would have a adverse effect upon the ability of Buyer to enter into or perform its obligations under this Agreement or any of the other agreements or instruments contemplated hereby. Buyer has not received any request from any governmental agency or instrumentality for information with respect to the transactions contemplated hereby.

5.4    Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

ARTICLE 6

PRE-CLOSING COVENANTS

6.1    Affirmative Covenants of Seller. The Seller hereby covenants and agrees that, prior to the Closing Date, unless otherwise expressly contemplated by this Agreement or consented to in writing by Buyer, the Seller will operate its Business within the Territory in the ordinary course consistent with past practice.

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6.2    Representations True. The Seller shall not take any action or omit to use its commercially reasonable efforts to take any action to the extent such action or omission might result in any of the representations or warranties being inaccurate or incorrect on and as of the Closing Date.

6.3    Confidentiality. Each party hereto agrees that this Agreement and every provision hereof shall be strictly confidential and shall not be disclosed to any other person other than: (i) disclosure to potential officers of Buyer each of whom shall be bound by a confidentiality agreement consistent herewith; (ii) with the written consent of the parties; (iii) if it is required by law; (iv) if it is made pursuant to existing contractual obligations; or (v) if it is required by any rule or regulation of any securities exchange or regulatory or governmental entity whether or not this has the force of law.

6.4    Consents. The Seller shall promptly apply for or otherwise seek and use its commercially reasonable efforts to obtain all consents and approvals required to be obtained by it for the consummation of the transactions contemplated hereby, including all consents, waivers or approvals from the third parties to the contracts set forth on Schedule 1.1(b).

6.5    Further Assurances. Each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (a) the taking of all acts necessary to cause the conditions precedent set forth in ARTICLE 7 to be satisfied, (b) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed and (c) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

6.6 [***]

ARTICLE 7

CLOSING CONDITIONS

7.1    Conditions Precedent to Buyer’s Obligation to Close. The following shall be conditions precedent to the obligation of Buyer to close hereunder, any of which may be waived in whole or in part by Buyer:

(a)    The representations and warranties of the Seller contained in this Agreement that are not qualified by materiality, material adverse effect or other similar standards, is now and, except as to those expressly limited to the date hereof, as of and at all times after the date of this Agreement to and including the time of Closing shall be, true and correct in all respects. Each of the representations and warranties of Seller contained in this Agreement that are qualified by materiality, material adverse effect or other similar standards, is now and, except as to those expressly limited to the date hereof, as of and at all times after the date of this Agreement to and including the time of Closing shall be, true and correct in all respects;

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(b)    Each of the agreements, covenants and undertakings of the Seller contained in this Agreement, except for those calling for performance after Closing, will have been fully performed and complied with both individually and collectively in all material respects at or before Closing;

(c)    The Board of Directors of Digirad Corporation and DIS shall have approved the execution, delivery and performance of this Agreement by appropriate resolution;

(d)    All consents, authorizations, orders and approvals of any governmental commission, if any, or Person required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made;

(e)    All of the Purchased Assets shall have been released from any and all claims, liens, pledges, options, charges, easements, security interests, deeds of trust, mortgages, encumbrances or other rights of third parties to the sole satisfaction of Buyer; and

(f)    All documents required to be delivered by the Seller at or prior to Closing shall have been delivered or shall be tendered at the time and place of Closing.

7.2    Conditions Precedent to the Seller’s Obligation to Close. The following shall be conditions precedent to the obligation of the Seller to close hereunder, any of which may be waived in whole or in party by the Seller:

(a) Each of the representations and warranties of Buyer contained in this Agreement that are not qualified by materiality, material adverse effect or other similar standards, is now and, except as to those expressly limited to the date hereof, as of and at all times after the date of this Agreement to and including the time of Closing shall be, true and correct in all respects. Each of the representations and warranties of Buyer contained in this Agreement that are qualified by materiality, material adverse effect or other similar standards, is now and, except as to those expressly limited to the date hereof, as of and at all times after the date of this Agreement to and including the time of Closing shall be, true and correct in all respects;

(b) Each of the agreements, covenants, and undertakings of Buyer contained in this Agreement, except for those calling for performance after Closing, will have been fully performed and complied with both individually and collectively in all material respects at or before Closing; and

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(c)    All documents and payments required to be delivered by Buyer at or prior to Closing shall have been delivered or shall be tendered at the time and place of Closing.

ARTICLE 8

POST-CLOSING COVENANTS

8.1    [***].

8.2    Indemnification. Seller and Buyer (the “Indemnifying Party”) shall indemnify and hold harmless the other party (each, an “Indemnified Party”) and each of its affiliates, directors, officers, employees, attorneys, agents and representatives (collectively, the “Affiliated Parties”) in respect of any and all claims, losses, damages, liabilities, declines in value, penalties, interest, costs and expenses (including, without limitation, any attorneys’, accountants’ and consultants’ fees and other expenses) reasonably incurred by the Indemnified Party and the Affiliated Parties in connection with each and all of the following:

(a)    Any breach of any representation or warranty made by the Indemnifying Party in this Agreement;

(b)    Any breach of any covenant, agreement or obligation of the Indemnifying Party contained in this Agreement or any other instrument contemplated by this Agreement; and

(c)    Any liability relating to the Purchased Assets or the Business arising from the Indemnifying Party’s conduct of the Business prior to the Closing Date.

8.3    RAM License. Not later than [***] business days from the Closing Date, DIS shall file the necessary application to transfer or assign the relevant radioactive pharmaceutical licenses (the “RAM Transfer”) for the Hayward and Fresno locations (the “RAM Licenses”) to Buyer, as permitted by applicable law. [***] The parties agree to cooperate fully and use commercially reasonable efforts to transfer the RAM license to Buyer in accordance with applicable law. [***].

ARTICLE 9

TERMINATION

9.1    Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date by notice executed and delivered by Buyer or the Seller.

A termination pursuant to this Section 9.1 shall be effected by delivery of written notice of such termination by the terminating party to the other party. Where action is taken to terminate this Agreement pursuant to this Section 9.1, it shall be sufficient for such action to be authorized by the board of the party taking such action.

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9.2    Effect of Termination. Any termination of this Agreement permitted under Section 9.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect, except as set forth in Section 6.3, this Section 9.2 and ARTICLE 10 (general provisions, including expenses), each of which shall survive the termination of this Agreement.

ARTICLE 10

MISCELLANEOUS

10.1    Survival of Representations and Warranties. Except as otherwise expressly provided in this Agreement, none of the representations and warranties made by the parties in this Agreement and in the certificates, documents and schedules delivered pursuant hereto shall survive the Closing of the transactions contemplated hereunder.

10.2    Further Assurances. Each party hereto shall use commercially reasonable efforts to comply with all requirements imposed hereby on such party and to cause the transactions contemplated hereby to be consummated as contemplated hereby and shall, from time to time and without further consideration, either before or after the Closing Date, execute such further instruments and take such other actions as any other party hereto shall reasonably request in order to fulfill its obligations under this Agreement and to effectuate the purposes of this Agreement and to provide for the orderly and efficient transition of the ownership of the Purchased Assets to Buyer.

10.3    Costs and Expenses. Except as otherwise expressly provided herein, each party shall bear its own expenses in connection herewith. Any and all transfer, sales, use, documentary and similar taxes and recording and filing fees incurred in connection with the transactions contemplated herein shall be borne by Buyer (and not by Seller).

10.4    Notices. All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered to the persons set forth below or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram, facsimile, receipt acknowledged, at the address of the party first set forth above or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefore in all other cases.

Seller:	Digirad Imaging Solutions, Inc. Attn: President 13950 Stowe Dr. Poway, CA 92064

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With Copy to:	Martin J. Waters, Esq.
Wilson Sonsini Goodrich & Rosati PC
12235 El Camino Real
Suite 200
San Diego, California 92130

Buyer:	MD Office Solutions
[***]
Attn: Michael Keenan

With Copy to	Lisa A. Sanderson, Esq.
Juniper Sanderson Wiggins LLP
7979 Ivanhoe Avenue, Su. 400A
La Jolla, CA 92037

10.5    Assignment and Benefit.

(a)    No party to this Agreement shall assign this Agreement or any rights hereunder, or delegate any obligations hereunder, without the prior written consent of the other party, except that DIS or Digirad may assign this contract in connection with a merger or other change of control. Subject to the foregoing, this Agreement and the rights and obligations set forth herein shall inure to the benefit of, and be binding upon, the parties hereto, and each of their respective successors, heirs and assigns.

(b)    This Agreement shall not be construed as giving any person, other than the parties hereto and their permitted successors, heirs and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors, heirs and assigns and for the benefit of no other person or entity.

10.6    Amendment, Modification and Waiver. The parties may amend or modify this Agreement in any respect. Any such amendment or modification shall be in writing signed by Buyer and Seller. The waiver by a party of any breach of any provision of this Agreement shall not constitute or operate as a waiver of any other breach of such provision or of any other provision hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

10.7    Governing Law. This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of California without giving effect to otherwise applicable principles of conflicts of law.

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10.8    Section Headings and Defined Terms. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement. The terms defined herein and in any agreement executed in connection herewith include the plural as well as the singular and the singular as well as the plural, and the use of masculine pronouns shall include the feminine and neuter. Except as otherwise indicated, all agreements defined herein refer to the same as from time to time amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith.

10.9    Severability. The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

10.10    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original (including facsimile signatures); and any person may become a party hereto by executing a counterpart hereof, but all of such counterparts together shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

10.11    Entire Agreement. This Agreement, together with the schedules and the agreements, exhibits, schedules and certificates referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the purchase and sale of the Purchased Assets and supersede all prior agreements and understandings, relating to the matters specifically addressed herein and therein.

10.12    Certain Definitions. The following terms used in this Agreement shall have the meaning set forth below unless the context otherwise clearly indicates:

(a)    “Buyer’s Knowledge” means the actual knowledge of Michael Keenan.

(b)    “Material” means (i) with respect to any item, fact, condition or circumstance of a party, that such item, fact, condition or circumstance would cause an adverse effect of [***] Dollars individually or [***] Dollars in the aggregate with other items, facts, conditions or circumstances affecting such party or more to the other party subsequent to the closing of the transactions contemplated by this Agreement or (ii) with respect to any contract or series of related contracts that in the aggregate, represents the payment or receipt by any party, thereto of [***] Dollars individually or [***] Dollars in the aggregate or more.

(c)    “Person” means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

(d)    Seller’s Knowledge” means the actual knowledge of any of [***] obtained in the ordinary course of the performance of their respective duties as officers of the Seller.

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(e)    “Territory” means the following counties [***].

[signatures on following page]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement, all as of the date first above written.

SELLER

DIGIRAD IMAGING SOLUTIONS, INC.

By:	/s/ Todd Clyde
Name:	Todd Clyde
Title:	President

DIGIRAD CORPORATION, solely with respect to specific representations and covenants made by Digirad Corporation herein

By:	/s/ Todd Clyde
Name:	Todd Clyde
Title:	CEO

BUYER

MD OFFICE SOLUTIONS, a California corporation

By:	/S/ MICHAEL KEENAN
Michael Keenan, President/CEO

Exhibit A

BILL OF SALE

This BILL OF SALE (this “Bill of Sale”) is delivered as of February 2, 2009, by Digirad Imaging Solutions, Inc., a Delaware corporation (the “Transferor”), and is the bill of sale contemplated by that certain Asset Purchase Agreement, dated as February 2, 2009 (the “Agreement”), by and among MD Office Solutions, a California corporation (the “Transferee”), and the Transferor. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferor, intending to be legally bound, does hereby sell, assign, transfer and deliver to, the Transferee and its successors and assigns free and clear of any Encumbrances, all right, title and interest in and to all of the Purchased Assets, to have and to hold the same for its own use forever.

The Transferor shall execute, deliver, record or file any and all releases, affidavits, waivers, notices or other documents as may reasonably be requested by the Transferee to implement the sale, assignment, transfer and delivery of the Purchased Assets of the Transferor to the Transferee.

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Bill of Sale as of the date first above written.

DIGIRAD IMAGING SOLUTIONS, INC.

By: /s/ TODD CLYDE

Name: Todd Clyde

Title: President

Exhibit B

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”) is made and entered into as of February 2, 2009, by and among Digirad Imaging Solutions, Inc., a Delaware corporation (“Seller”), MD Office Solutions, a California corporation (“Buyer”).

WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated as of February 2, 2009 (the “Purchase Agreement”), pursuant to which, among other things, Seller agreed to sell and assign the Purchased Assets (including the DIS Contracts) to Buyer.

WHEREAS, the parties hereto desire to execute this Assignment and Assumption Agreement to further evidence the assignment from the Seller to Buyer of all of the Seller’s right, title and interest in and to the DIS Contracts.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

1. Capitalized Terms. Except as otherwise provided herein, all capitalized terms used and not defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

2. Assignment. In accordance with and subject to the terms of the Purchase Agreement, the Seller hereby sells, conveys, transfers, assigns and delivers to Buyer, all of the Seller’s right, title and interest in and to the DIS Contracts.

3. Acceptance and Assumption. In accordance with and subject to the terms of the Purchase Agreement, Buyer hereby purchases and accepts the conveyance, transfer and assignment of the Seller’s right, title and interest in and to the DIS Contracts; provided however, Buyer does not assume any liability arising out of the acts and omissions of Seller in connection with the DIS Contracts prior to the Closing Date.

4. No Third Party Beneficiaries. Nothing in this Assignment and Assumption Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person other than Buyer, the Seller and their respective successors and assigns, any remedy or claim under or by reason of this Assignment and Assumption Agreement on any terms, covenants or condition hereof, and all the terms, covenants and conditions, promises and agreements in this Assignment and Assumption Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

5. Purchase Agreement. This Assignment and Assumption Agreement does not amend or otherwise modify or limit any of the provisions of the Purchase Agreement, and in the event of any conflict between the terms of the Purchase Agreement and the terms hereof, the Purchase Agreement shall supersede and control this Assignment and Assumption Agreement in all respects.

6. Miscellaneous.

(a) Headings. The section headings used herein are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Assignment and Assumption Agreement.

(b) Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflict of laws.

(c) Counterparts. This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(d) Amendments. No amendment or modification of this Assignment and Assumption Agreement shall be effective unless it is set forth in writing and signed by each of the parties hereto.

(e) Successors and Assigns. This Assignment and Assumption Agreement is executed by, and shall be binding upon, the parties hereto and their respective successors and assigns for the uses and purposes above set forth and referred to, as of the date hereof.

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IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed and delivered as of the date first written above.

BUYER:

MD OFFICE SOLUTIONS

/s/ MICHAEL KEENAN

Signature

Name: Michael Keenan

Title: President / CEO

SELLER:

DIGIRAD IMAGING SOLUTIONS, INC.

/s/ TODD CLYDE

Signature

Name: Todd Clyde

Title: President

Schedule 1.1(a)

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Schedule 1.1(b)

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